UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2008

VERILINK CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Johnstone, Suite 501
Bartlesville, Oklahoma 74003
(Address of principal executive offices / Zip Code)

(918) 336-1773
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01

Entry into a Material Definitive Agreement; Item 1.03 Bankruptcy or Receivership

On April 9, 2006, Verilink Corporation, a Delaware corporation (the “Company” or “Verilink” or “Debtor”) and its subsidiary Larscom Incorporated, a Delaware corporation (the “Subsidiary” or “Larscom”), filed Voluntary Petitions for Relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Alabama (the “Court”), Case numbers 06-50866 and 06-80567 (the “Case” or “Cases”). The Company continued to operate its business as a Debtor-in-Possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code until the Company ceased operation due to a sale of substantially all of its assets on June 6, 2006.

On June 6, 2006, Verilink Corporation and its subsidiary, Larscom, Inc. (collectively, the “Debtors”), entered into an Asset Purchase Agreement with SCS Fund L.P., a Georgia limited partnership (the “Purchaser”).  The U.S. Bankruptcy Court approved the Agreement on June 9, 2006.  Pursuant to the terms of the Asset Purchase Agreement, the Company agreed to sell to the Purchaser substantially all of the Debtors’ assets (the “Purchased Assets”) in a transaction subject to Section 363 of the Bankruptcy Code and in consideration for (i) Purchaser’s payment at the closing of the asset sale (the “Closing”) of an aggregate cash consideration of approximately $5.25 million, (ii) the assumption of certain assumed liabilities, and (iii) the payment of certain “Cure Costs” as defined in the Asset Purchase Agreement. The Asset Purchase Agreement can be found as an attachment to the Order Approving the Sale of the Purchased Assets on file with the Bankruptcy Court for the Northern District of Alabama. As a result of the sale of Assets to SCS Fund, L.P., the Company ceased all operations.

On December 7, 2006, the Company submitted the Second Amended Joint Plan of Reorganization (the “Plan”) to the Court for consideration. On January 31, 2007, the Court issued the Order Confirming Second Amended Joint Plan of Reorganization by the Debtors on December 7, 2006, that confirmed the Second Amended Joint Plan in its entirety.  The Plan provided for the orderly liquidation of the Company’s assets in order to provide a distribution to its creditors. The Plan provides for the creation of a Liquidating Trust to transfer all remaining assets for liquidation, administration and distribution in accordance with the Plan.  The assets transferred to the Liquidating Trust include, without limitation, all Causes of Action that the Debtors had or had power to assert immediately prior to the Order Confirming the Plan. The primary source of funding for the Plan was the sale of substantially all of the Company’s assets, including license rights, and consummation of the Restructuring Transaction between the Company and Venture Fund I, Inc., whereby Venture Fund I, Inc. provided a Debtor In Possession (DIP) Loan of $40,000 to the Company, as approved by the Court on September 28, 2006, and a contribution by IACE Investments Two, Inc., that provided $90,000 to the Liquidating Trust.

January 31, 2007, was deemed the “Effective Date” of the Plan.  The following is a summary of the matters to occur pursuant to the Plan.  The Plan has two major components. First, the Plan sold control of Verilink to IACE Investments Two, Inc. for $90,000 paid to the Liquidating Trust.  Control of Verilink by IACE Investments Two, Inc. took place on January 31, 2007.  Thereafter, the Reorganized Verilink intends to pursue a Business Combination as described in the attached Disclosure Statement.  If a Business Combination is achieved within six (6) months of the Effective Date (or up to one (1) year from the Effective Date if the Debtors seek such an extension), the Reorganized Verilink will receive a discharge of its debts.  Second, the Plan provides that on January 31, 2007, all existing debts and assets of the Company transferred to the Liquidating Trust.  The Liquidating Trustee’s task is to complete liquidation of the assets. This summary only highlights certain substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for, a full and complete reading of the Plan.  This summary is qualified in its entirety by reference to the full text of the Plan.  Please note all defined terms have the meaning provided in the Plan itself:

(1)

Implemented a reverse stock split to lower the outstanding shares of the Company to 10,000 shares.  The effect of the reverse split is that one (1) share of stock issued prior to the Confirmation Order is now equal to 1/2581 share.  The Court authorized the Board of Directors to file an Amendment to the Articles of Incorporation to implement the Reverse Stock.  On May 2, 2008, the Company filed the Amendment to the Articles of Incorporation to implement the Reverse Stock Split.  The Company is awaiting for an assignment and Effective Date from NASDAQ at the earliest practical time.

(2)

Issued 25,000,000 restricted shares of the New Common Stock, which are not subject to the reversal, to the IACE Investments Two, Inc.

(3)

Issued 1,000,000 shares of restricted shares of the New Common Stock, which are not subject to the reversal, and 5,000,000 warrants, to the Venture Fund I, Inc., pursuant to the terms under the DIP Loan.

(4)

Issued 75,000 shares under the Bankruptcy Code to The Bankruptcy Trustee to be distributed according to the Plan.

(5)

Issued 100 shares of the New Common Stock to the holder of each Allowed Unsecured Claim in Class 7.

(6)

Replaced all current directors and current officers with new directors and officers on January 31, 2007.

(7)

The Board of Directors may amend the Company’s Bylaws without the need of shareholder approval.

(8)

The Board of Directors may change the Company’s name without authorization from the shareholders.

(9)

The Board of Directors may execute an exchange agreement and other documents necessary to consummate a Business Combination without shareholder approval, subject to the following condition:

A FAILURE TO COMBINE WITH A VIABLE PRIVATE ENTITY BY THE MAY 13, 2008, DEADLINE MAY RESULT IN THE STOCK OF VERILINK BEING DEEMED WORTHLESS.  THERE ARE NO ASSURANCES THAT THE LIQUIDATING TRUSTEE WILL GRANT AN EXTENSION BEYOND THE MAY 13, 2008, DEADLINE.  EVEN IF THETRUSTEE GRANTS AN ADDITIONAL THREE-MONTH EXTENSION, THE COMPANY MAY NOT BE ABLE TO MERGE BEFORE THE EXTENSION DEADLINE.  AS A RESULT OF THE COMPANY’S FAILURE TO ENTER A BUSINESS COMBINATION WITHIN THE DEADLINE WILL RESULT IN YOU OWNING VALUELESS STOCK.

Restructuring Transaction:

Pursuant to the Plan, the Restructuring consists of two steps: first, the sale of control of Verilink to IACE Investments Two, Inc. and second, a Business Combination between the Company to be selected by the new directors and new officers of the Company. In order to implement the restructure of the Company, the Bankruptcy Court Ordered the following requirements or corporate actions to occur:

(1)

Reverse Stock Split.

The first step in the Restructuring Transaction is implementing a 1/2581 reverse stock split.  On May 2, 2008, the Company implemented a reverse stock split such that the total number of issued and outstanding shares of the Reorganized Verilink will be no greater than 10,000, excluding shares to be issued out pursuant to the Bankruptcy Plan.

On May 2, 2008, the Board of Directors  filed an Amendment to our Certificate of Incorporation to effect a 1-for-2581 reverse stock split, whereby every 2581 shares of our common stock outstanding will be combined and reduced into one share of common stock, which is referred to herein as the “Reverse Stock Split”.”  As a result of the reverse stock split, each stockholder will own a reduced number of shares of common stock.

The issuance in the future of such additional authorized shares shall have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock.

As of May 2, 2008, there are approximately 25,804,071 shares of common stock issued and outstanding.  Post reverse split, there will be an estimated 10,000 shares issued and outstanding. The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split, nor will stockholders who otherwise would be entitled to receive fractional shares receive cash for such fractional shares.  Fractional shares shall not be rounded to the nearest whole share.

(2)

Issuance of 25,000,000 shares of Common Stock to IACE Investments Two, Inc.

On May 2, 2008, the Company issued 25,000,000 shares of restricted New Common Stock to IACE Investments Two, Inc., which are not subject to the reverse stock split or reclassification. The issuance of the New Common Stock is exempt from registration under the Securities Act of 1933, as a private placement under Section 4(2).  The New Common Stock will be restricted as to transfer and will bear a restrictive legend reflecting its restricted nature. AS A RESULT OF THE ISSUANCE OF 25,000,000 SHARES OF RESTRICTED COMMON SHARES OF STOCK, IACE INVESTMENTS TWO, INC., WILL BE THE HOLDER OF 80% OF THE OUTSTANDING SHARES OF THE COMPANY. IACE INVESTMENTS TWO, INC., WILL HAVE SIGNIFICANT INFLUENCE OVER ALL MATTERS REQUIRING APPROVAL BY OUR SHAREHOLDERS, BUT NOT REQUIRING THE APPROVAL OF MINORITY SHAREHOLDERS.  IN ADDITION, IACE MAY TRANSACT MOST CORPORATE MATTERS REQUIRING SHAREHOLDER APPROVAL BY WRITTEN CONSENT, WITHOUT A DULY NOTICED HELD MEETING OF SHAREHOLDERS.

IACE Investments Two, Inc., is a Nevada corporation. IACE Investments Two, Inc. is owned 100% by John Heskett. Mr. Heskett is an attorney licensed to practice in the State of Oklahoma. His areas of specialty include securities, investments, and estate planning.  Mr. Heskett previously advised companies, as well as has controlled companies, which have made investments in public companies with little or no business, with an emphasis toward a Business Combination, similar to that outlined in the Plan. Mr. Heskett does not own a controlling interest in any entity that is presently known as a candidate for the Business Combination. The securities issued to IACE Investments Two, Inc., are to be held in trust until the Reorganized Company has filed with the SEC all reports and statements necessary in connection with the Business Combination.

(3)

Issuance of 1,000,000 shares of Common Stock and 5,000,000 Warrants for DIP Note

Pursuant to the terms of the DIP Loan and Plan, the Board of Directors issued 1,000,000 shares of the New Common Stock and 5,000,000 warrants to Venture Fund I, Inc., for providing the DIP Loan.  The new equities issued by Verilink in satisfaction of the DIP Note to the Investor, are exempt from registration and the requirements of federal and state securities laws in accordance with Section 1145 of the Bankruptcy Code.

The warrants are exercisable by Venture Fund I, Inc. for 5,000,000 non-assessable shares of common stock, $0.001 par value at any time on or prior to November 30, 2016, upon payment by Venture Fund I, Inc., of the purchase price of $25.00 per share.  Venture Fund I, Inc. shall have the right to exercise these warrants at any time for the full exercise of $25.00 per share prior to the warrants’ expiration upon delivery of payments to the Reorganized Verilink. The number of shares called or exercised at any given time and the purchase price per share shall be subject to adjustment from time to time by the Board of Directors of the Company.

Venture Fund I, Inc. is owned 100% by Ruth Shepley, a private individual unrelated to any of the former or current directors, officers, or substantial creditors of the Debtors.  The sole officer and director of Venture Fund I, Inc. is Ms. Shepley.  Venture Fund I, Inc. and Ms. Shepley are private investors who have invested in similar transactions previously.  Neither Ms. Shepley nor Venture Fund I, Inc. own a controlling interest in any entity that is anticipated to be a candidate for a Business Combination with Verilink.  The securities issued to Venture Fund I, Inc. are to be held in trust until the Reorganized Company has filed with the SEC all reports and statements necessary in connection with the Business Combination

(4)

Issuance of 75,000 shares of Common Stock to the Liquidating Trust.

On May 2, 2008, the Company issued 75,000 shares to the Liquidating Trust.  Under Section 1145 of the Bankruptcy Code, the Liquidating Trustee may issue the securities in exchange for claims and interests under the Plan.  The Plan grants the Liquidating Trustee broad regarding the issuance of the shares.  Under the terms of the Plan, the Liquidating Trustee may sell all or a portion of the Liquidating Trustee’s Stock to Reorganized Company or in any other exempt transaction prior to its distribution to unsecured creditors should the Liquidating Trustee deem it to be in the best interest of the Estate. The proceeds from the sale could then be used to make distributions to creditors in Classes 1,2,3,5,6 and 7. The securities issued by the Liquidating Trustee shall be held in trust until the Reorganized Company has filed with the SEC all reports and statements necessary in connection with the Business Combination.

(5)

Issuance of Unsecured Creditors Stock.

Each holder of a Class 7 General Unsecured Claim, as defined in the Plan, shall receive 100 shares of Unsecured Creditors Stock.  The equities issued to the Class 7 Unsecured Creditors are exempt from registration and the requirements of federal and state securities laws in accordance with Section 1145 of the Bankruptcy Code.  The securities issued to the Class 7 Unsecured Creditors shall be held in trust until the Reorganized Company has filed with the SEC all reports and statements necessary in connection with the Business Combination.

(6)

Removal of Former Officers and Directors and Appointment of New Sole Officer and Director.

Pursuant to the Plan, on January 31, 2007, all current directors and current officers were deemed to have been removed and replaced by James Ditanna to serve as the sole officer and sole Director. Pursuant to the Plan, the Company was not required to file a Form 14-F with the SEC as a result of the change of officers and directors.

James Ditanna is a graduate of Drexel University, Philadelphia, Pennsylvania, receiving a Bachelor of Science degree in Business Administration with an accounting and taxation major.  Mr. Ditanna graduated from the University of Pennsylvania with dual masters degrees (MBA/MGA) Magna Cum Laude. Mr. Ditanna is also affiliated with American Financial International Group, which has offices throughout the United States and in London, England.  Mr. Ditanna has no prior relationship with the Debtors, their officers and directors, any substantial creditors of the debtors or the professionals retained by the Debtors or the Committee. Mr. Ditanna served as a Director in New Harvest Capital Corporation n/k/a Azur Holdings, Inc.; was the CFO and a Director of Tuff Coat Manufacturing, Inc. f/k/a Osage Acquisition Corporation; CFO of Nexmed, Inc.; a Director of Ideal Accents, Inc., and Dexterity Surgical, Inc.  Mr. Ditanna has agreed to serve as the Director for the aggregate sum of $5,000/year compensation.

(7)

Business Combination must take place within Specified Period.

The second step in the Restructuring Transaction is the potential Business Combination of Reorganized Verilink with another company. Under the Plan, if the Business Combination occurs within six (6) months of the Effective Date, the Company will receive a discharge of its debts under Section 1141 of the Bankruptcy Code.  On January 17, 2008, the Court issued the Order Granting Motion of Liquidating Trustee to Extend Certain Deadlines Established in the Debtors’ Plan of Reorganization, which ordered the Business Combination deadline extended to May 13, 2008.  The Order allows the Liquidating Trustee to extend the May 13, 2008 deadline for an additional three-month period, until August 13, 2008, without requiring further permission from the Court.

A FAILURE TO COMBINE WITH A VIABLE PRIVATE ENTITY BY THE MAY 13, 2008 DEADLINE MAY RESULT IN THE STOCK OF VERILINK BEING DEEMED WORTHLESS.  THERE ARE NO ASSURANCES THAT THE LIQUIDATING TRUSTEE WILL GRANT AN EXTENSION BEYOND THE MAY 13, 2008 DEADLINE.  EVEN IF TRUSTEE GRANTS AN ADDITIONAL THREE-MONTH EXTENSION, THE COMPANY MAY NOT BE ABLE TO MERGE BEFORE THE COURT ORDERED DEADLINE OF AUGUST 13, 2008.

THERE ARE A NUMBER OF RISKS ASSOCIATED WITH THE RESTRUCTURING TRANSACTIONS INCLUDING THE FOLLOWING:

A)

FAILURE TO COMBINE WITH A VIABLE PRIVATE ENTITY BY THE COURT ORDERED DEADLINE OF MAY 13,2008.  IF THE COMPANY IS UNABLE TO COMPLETE A COMBINATION WITH A PRIVATE ENTITY, THE STOCK OF THE REORGANIZED COMPANY WILL BE WORTHLESS.

B)

ANY BUSINESS COMBINATION MAY RESULT IN A CHANGE OF CONTROL AND/OR MANAGEMENT OF THE REORGANIZED COMPANY;

C)

THE TERMS OF ANY BUSINESS COMBINATION ARE UNCERTAIN AND, THEREFORE, THE POTENTIAL EFFECT ON INVESTORS IS UNCERTAIN;

D)

EVEN IF REORGANIZED COMPANY MERGES WITH A PRIVATE ENTITY, THE COMBINED ENTITY MAY NOT BE ABLE TO QUALIFY TO TRADE ON A PUBLIC MARKET;

E)

EVEN IF THE REORGANIZED COMPANY MERGES WITH A PRIVATE ENTITY, THE COMBINED ENTITY FACES A MYRIAD OF PROBLEMS THAT ANY COMPANY MAY FACE IN TODAY’S ECONOMIC CLIMATE, AND MAY BE UNSUCCESSFUL.

F)

ANY BUSINESS COMBINATION MAY RESULT IN THE EQUITY INTEREST OF SHAREHOLDERS AND CREDITORS DELIVERED PURSUANT TO THE TERMS OF THE PLAN, BEING FURTHER DILUTED AND, THEREFORE, BEING OF LITTLE OR NO VALUE;

G)

A MARKET MAY NOT EXIST FOR THE COMPANY’S COMMON STOCK;

H)

THE REORGANIZED COMPANY IS CONTROLLED BY IACE INVESTMENTS TWO, INC.  AS SUCH, THE MINORITY SHAREHOLDERS HAVE NO MEANINGFUL INPUT INTO THE DIRECTION OF THE COMPANY.

Item 1.02

Termination of a Material Definitive Agreement.

Pursuant to the Plan, all executory contracts and unexpired leases of the Debtors not assumed or rejected prior to the Effective Date were rejected as of January 31, 2007.

The executory contract with American Stock Transfer and Trust Company was cancelled on June 15, 2007, and the Company appointed PacWest Transfer, LLC as the new transfer agent.

Item 2.01

Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02

Unregistered Sales of Equity Securities

The Information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 4.01

Change in Registrant’s Certifying Accountant.

Pursuant to the Plan, all contract and leases of the Debtors not assumed or rejected prior to January 31, 2007 were cancelled.  As a result, on March 3, 2007, the Company hired Malone & Bailey, P.C. to serve as the Company’s auditors.

Item 5.01

Change in Control of Registrant.

The Information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.  Pursuant to the Plan, the Court directed the Company to issue 25,000,000 shares of restricted stock to IACE Investments Two, Inc.  The Board of Directors is required to issue the shares following the completion of the reverse stock split.  Following the issuance of the 25,000,000 shares, IACE Investments Two, Inc. will own approximately 80% of the issued and outstanding shares of common stock.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Plan, on January 31, 2007, all Current Directors and Current Officers were deemed to have been removed and replaced by James Ditanna to serve as the Sole Officer and Sole Director. Pursuant to the Plan, the Company was not required to file a Form 14-F with the SEC as a result of the change of officers and directors.

James Ditanna is a graduate of Drexel University, Philadelphia, Pennsylvania, receiving a Bachelor of Science degree in Business Administration with an accounting and taxation major.  Mr. Ditanna graduated from the University of Pennsylvania with dual masters degrees (MBA/MGA) magna cum laude. Mr. Ditanna is also affiliated with the American Financial International Group, which has offices throughout the United States and in London, England.  Mr. Ditanna has no prior relationship with the Debtors, their officers and directors, any substantial creditors of the debtors or the professionals retained by the Debtors or the Committee. Mr. Ditanna served as a director in New Harvest Capital Corporation n/k/a Azur Holdings, Inc.; was the CFO and a director of Tuff Coat Manufacturing, Inc. f/k/a Osage Acquisition Corporation; CFO of Nexmed, Inc.; a director of Ideal Accents, and Dexterity Surgical, Inc.  Mr. Ditanna has agreed to serve as the director for the aggregate sum of $5,000/year compensation.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compen- sation	Change in Pension Value And Non- Qualified Deferred Compen- sation Earnings	All Other Compen- sation	Total
James A. Ditanna, President, Secretary/ Treasurer	2007 2008	0 $5,000	0 0	0 0	0 0	0 0	0 0	0 0	0 $5,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Option Awards Stock Awards
Name		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number Of Shares Of Units Of Stock That Have Not Vested (#)	Market Value of Shares Or Units Of Stock That Have Not Vested	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
James A. Ditanna, President	0	0	0	0	0	0	0	0	0

DIRECTOR COMPENSATION
Name	Fees Earned Or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
James A. Ditanna	0	0	0	0	0	0	0

We have no retirement, pension, profit-sharing, stock options or insurance programs or other similar programs for the benefit of our employees.

Director Compensation

The Company is obligated to pay $5,000 annually as base compensation.  The future minimum obligation under this agreement is $5,000 and for 2008.

Stock Option Grants

As of the date of this 8-K the Company has not granted any stock options.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year:

On May 2, 2008, the Company filed an Amendment to its Articles of Incorporation to implement the reverse stock split.  Each share of the Company’s common stock issued and outstanding immediately prior to the filing shall automatically and without any action on the part of the holder, be changed into 1/2581 share.

Item 5.06

Change in Shell Company Status.

On June 6, 2006, Verilink Corporation and its subsidiary, Larscom, Inc. (collectively, the “Debtors”), entered into an Asset Purchase Agreement with SCS Fund L.P., a Georgia limited partnership (the “Purchaser”). The U.S. Bankruptcy Court approved the Agreement on June 9, 2006.  Pursuant to the terms of the Asset Purchase Agreement, the Company agreed to sell to the Purchaser substantially all of the Debtors’ assets.

Since June 2006 until the present, the Company has been inactive and can be deemed to be a so-called "shell" company, whose only purpose at this time is to determine and implement a new business purpose. As of the date hereof, the Company can be defined as a "shell" company, an entity which is generally described as having no or nominal operations and with no or nominal assets or assets consisting solely of cash and cash equivalents. As a shell company, our sole purpose at this time is to locate and consummate a merger or acquisition with a private entity.

Item 8.01

Other Items

ADDITIONAL RISK FACTORS

INVESTING IN THE COMPANY’S COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. IF ANY OF THE FOLLOWING RISKS ACTUALLY MATERIALIZES, THE COMPANY’S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS WOULD SUFFER.

The Company’s business is subject to numerous risk factors, including the following:

1.

The Company has had no operating history since June 2006, nor any revenues or earnings from operations and it is insolvent.

The Company has no assets or financial resources. It will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in the Company incurring a net operating loss that will increase continuously until it can consummate a business combination with a profitable business opportunity. There is no assurance that the Company can identify such a business opportunity and consummate such a business combination.

2.

The Company’s proposed plan of operation is speculative.

The success of the Company’s proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunity. While management intends to seek business combination(s) with entities having established operating histories, there can be no assurance that it will be successful in locating candidates meeting such criteria. In the event the Company completes a business combination, of which there can be no assurance, the success of its operations may be dependent upon management of the successor firm or venture partner firm and numerous other factors beyond the Company’s control.

3.

The Company faces intense competition for business opportunities and combinations.

The Company is and will continue to be an insignificant participant in the business of seeking mergers with, joint ventures with, and acquisitions of, small private and public entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies that may be the Company’s desirable target candidates. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company has and, consequently, the Company will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, the Company will also compete in seeking merger or acquisition candidates with numerous other small public companies.

4.

The Company has no agreements for a business combination or other transaction and has not established standards for a business combination.

The Company has no arrangement, agreement or understanding with respect to engaging in a merger with, joint venture with, or acquisition of, a private or public entity. There can be no assurance that the Company will be successful in identifying and evaluating suitable business opportunities or in concluding a business combination. Management has not identified any particular industry or specific business within an industry for the Company’s evaluation. There is no assurance that the Company will be able to negotiate a business combination on terms favorable to it. The Company has not established a specific length of operating history or a specified level of earnings, assets, net worth or other criteria which it will require a target business opportunity to have achieved, and without which it would not consider a business combination in any form with such business opportunity. Accordingly, the Company may enter into a business combination with a business opportunity having no significant operating history, losses, limited potential or no potential for earnings, limited assets, negative net worth or other negative characteristics.

5.

The Company’s success is dependent upon management that has other full time employment, has limited experience and will only devote limited part time working for the Company, and this makes the Company’s future even more uncertain.

Mr. Ditanna, our sole director and officer, entered into a written employment agreement to provide services part-time and office space. We have not obtained key man life insurance. Notwithstanding the combined limited experience and time commitment of management, loss of the services would adversely affect the Company’s chances of combining with a private entity within the Court ordered deadline.

6.

The Company’s Director, who is its sole Officer, has a conflict of interest in that he is an officer and director of other companies, which will prevent him from devoting full-time to the Company’s operations, which may affect its operations.

7.

The reporting requirements under federal securities law may delay or prevent the Company from making certain acquisitions.

Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), require companies subject thereto to provide certain information about significant acquisitions, including certified financial statements for the company acquired, covering one, two or three years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target entities to prepare such statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may not be appropriate for acquisition so long as the reporting requirements of the 1934 Act are applicable.

In addition to the audited financial statements, in the filing of the Form 8-K that we file to report an event that causes us to cease being a shell company, we will be required to include that information that is normally reported by a company in a Form 10. The time and additional costs that may be incurred by some target entities to prepare and disclose such information may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company.

8.

The Company’s present management most likely will not remain after it completes a business combination.

A business combination involving the issuance of Common Stock will, in all likelihood, result in shareholders of a private company obtaining a controlling interest in the Company. Any such business combination may require our management to sell or transfer all or a portion of the Company's Common Stock held by them, and/or resign as members of the Board of Directors. The resulting change in control could result in removal of one or more present officers and directors and a corresponding reduction in or elimination of their participation in our future affairs.

9.

At the time the Company does any business combination, each shareholder will most likely hold a substantially lesser percentage of ownership in the Company.

Any business combination with a private entity, in all likelihood, will result in the Company issuing securities to shareholders of any such private company. The issuance of previously authorized and unissued Common Stock would result in reduction in the percentage of shares owned by present and prospective shareholders and may result in a change in control or in management.

10.

As a shell company, the Company faces substantial additional adverse business and legal consequences.

The Company may enter into a business combination with an entity that desires to establish a public trading market for its shares. A business opportunity may attempt to avoid what it deems to be adverse consequences of undertaking its own public offering by seeking a business combination with us. Such consequences may include, but are not limited to, time delays of the registration process, significant expenses to be incurred in such an offering, loss of voting control to public shareholders and the inability or unwillingness to comply with various federal and state laws enacted for the protection of investors.

On June 29, 2005, the Securities and Exchange Commission adopted final rules amending the Form S-8 and the Form 8-K for shell companies. The amendments expand the definition of a shell company to be broader than a company with no or nominal operations/assets or assets consisting of cash and cash equivalents. The amendments prohibit the use of a Form S-8 (a form used by a corporation to register securities issued to an employee, director, officer, consultant or advisor), under certain circumstances, and revised the Form 8-K to require a shell company to include current Form 10 information, including audited financial statements, in the filing on Form 8-K that the shell company files to report the acquisition of the business opportunity. This initial filing must be made within four days of the acquisition. The Form 8-K filing may be reviewed by the Securities and Exchange Commission and the prospects of certain disclosures or review or the lack of the ability to issue securities using a Form S-8 may delay the consummation of a business combination because of the target entity's inability to comply with various federal and state laws enacted for the protection of investors or the unwillingness to assume the significant costs of compliance.

11.

The Company’s Common Stock may never be widely traded and any shareholder may have no ability to sell the shares.

While the Company’s stock has a trading symbol to facilitate trades on the OTC "Pink Sheets," there is no significant public trading market for the shares of Common Stock. And there can be no assurance that a liquid market for the Common Stock will be established or that, if established, a market will be sustained. Therefore, the investor may be unable to sell the shares. Accordingly, the investor should be able to bear the financial risk of losing the entire investment.

Only market makers can apply to quote securities. Market makers who desire to initiate quotations in the OTC Bulletin Board system must complete an application (Form 211) (unless an exemption is applicable) and by doing so, will have to represent that it has satisfied all applicable requirements of the Securities and Exchange Commission Rule 15c2-11 and the filing and information requirements promulgated under the National Association of Securities Dealers' ("NASD") Bylaws. The OTC Bulletin Board will not charge a fee for being quoted on the service. NASD rules prohibit market makers from accepting any remuneration in return for quoting issuers' securities on the OTC Bulletin Board or any similar medium. The NASD Regulation, Inc. will review the market maker's application (unless an exemption is applicable) and if cleared, it cannot be assumed by any investor that any federal, state or self-regulatory requirements other than certain NASD rules and Rule 15c-211 have been considered by the NASD Regulation, Inc.  Furthermore, the clearance should not be construed by any investor as indicating that the NASD Regulation, Inc., the Securities and Exchange Commission, or any state securities commission has passed upon the accuracy or adequacy of the documents contained in the submission.

The OTC Bulletin Board is a market maker or dealer-driven system offering quotation and trading reporting capabilities, a regulated quotation service that displays real-time quotes, last-sale prices, and volume information in OTC equity securities. The OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting market makers or dealers in stocks. There is no assurance that the Common Stock will be accepted for listing on the OTC Bulletin Board or on any trading system other than the OTC "Pink Sheets."

The resale of Common Stock must meet the blue-sky resale requirements in the states in which the proposed purchasers reside. If the Company is unable to qualify the Common Stock and there is no exemption from qualification in certain states, the holders of the Common Stock or the purchasers of the Common Stock may be unable to sell them.

Item 9.01

Financial Statements and Exhibits

Exhibit

   No.

Description

10.1

Second Amended Joint Plan of Reorganization Filed by the Debtors on December 7, 2006

10.2

Second Amended Disclosure Statement Related to the Second Amended Joint Plan of Reorganization Filed by the Debtors on December 7, 2006

10.3

Order Confirming Second Amended Joint Plan of Reorganization Filed by the Debtors on December 7, 2006

10.4

A Resolution of Verilink Corporation implementing the Orders of the United States Bankruptcy Court by approving the Certificate of Amendment which provides for a reverse split of all issued and outstanding common and preferred shares, to 10,000 common shares, simultaneous with the issuance of 25,000,000 restricted common shares, the issuance of 75,000 common shares to the Liquidating Trustee and an additional 100 common shares to each allowed Class 7 General Unsecured Creditor

10.5

Certificate of Amendment dated May 2, 2008, Implementing the Orders of the United States Bankruptcy Court

10.6

Order Granting Motion of Liquidating Trustee to Extend Certain Deadlines Established in the Debtor’s Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)

Dated: May 2, 2008	By:	/s/ James Ditanna

	Name:	James Ditanna
	Title:	President